Putnam
High Income
Convertible and
Bond Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to welcome back Charles Pohl as co-portfolio manager of your fund's management team. Mr. Pohl was portfolio manager of Putnam High Income Convertible and Bond Fund from December 1992 to May 1999 and has eight years of experience managing convertible securities.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 18, 2000

REPORT FROM FUND MANAGEMENT

Charles Pohl
Rosemary H. Thomsen

For the fiscal year ended August 31, 2000, Putnam High Income Convertible and Bond Fund's performance was largely determined by challenging circumstances in the two sectors in which it invests. Both high-income convertible bonds and high-yield bonds experienced difficulty during the 12-month period, reflecting the volatility experienced throughout the equity and, to a lesser extent, fixed-income markets during the year. Despite the unfavorable environment, however, your fund's managers took steps to mitigate the declines and to find attractive opportunities in undervalued securities.

Total return for 12 months ended 8/31/00

               NAV            Market price
-----------------------------------------------------------------------
              8.79%              0.78%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 6.

* CONVERTIBLE MARKET HINDERED BY EQUITY CORRECTION, ESPECIALLY IN TECH
  AND TELECOM

The dampening of last spring's dot-com euphoria has had ripple effects throughout the equity markets. Since the performance of convertible bonds is linked to these markets -- especially the over-the-counter market -- this volatility negatively affected the fund's performance. However, we firmly believe that the technology shakeout helped weed out many blatant excesses and has led to more realistic valuations.

To a large degree, the performance of the convertible market also was affected by the technology and telecommunications sectors. The portion of the convertible market represented by technology and telecom increased dramatically in 1999. By the end of that year, these two sectors represented approximately 60% of the convertible market, having begun 1999 at roughly 30%. As of the end of the fund's fiscal year, the percentage had fallen to 13.5%.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION]

PORTFOLIO COMPOSITION*

Convertible
securities                     60.8%

Corporate
high-yield bonds               33.0%

Other                           4.4%

Preferred stocks                1.2%

Common stocks,
including warrants              0.6%

Footnote reads:
*Based on total market value of investments. Composition will vary over time.


* MARKET VOLATILITY PROVIDED ACQUISITION  OPPORTUNITIES FOR CONVERTIBLES

We kept the fund positioned to take advantage of the strong potential in these sectors. During this year's market volatility, we acquired or added to several existing technology and telecommunications holdings, taking advantage of compelling valuations. High-income convertibles dropped to very attractive levels, providing buyers with higher-than-average yields. In many cases, these companies had not spent the capital they raised and carried no debt other than the convertible bonds they had issued. As a result, their credit quality was high, but they were trading at significant discounts to their pre-correction valuations.

Some examples in the technology sector include Internet Capital Group, an Internet company that serves as an incubator and venture capital provider, and Juniper Networks+, a manufacturer of advanced data routers for the Internet's infrastructure which was sold before the end of the fiscal year. While these holdings and others discussed in this report were viewed favorably at the end of the fiscal period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

In the cable television sector, we added NTL Inc., a broadband network operator in the United Kingdom and Ireland. The company also owns television and radio broadcasting systems, which experienced significant declines in value during the period as a result of weak financial results and high debt levels. However, we believe in the firm's long-term prospects for recovery and feel its high level of income represents solid value.

+This holding was sold before 8/31/00.


* MIXED RESULTS IN HEALTH CARE; STRONGER RETURNS IN ENERGY AND
  FINANCIAL SERVICES

In the health care sector the fund owns Omnicare, a pharmacy benefit manager. Omnicare's convertible bonds have performed poorly amid lower-than-expected financial results and continued earnings troubles among health care companies. We still believe in Omnicare's prospects over the long term, however. The firm has a strong balance sheet, and its bonds continue to provide a high level of income for the fund.

[GRAPHICS OMITTED: TOP FIVE CONVERTIBLE BOND HOLDINGS
                   TOP FIVE CORPORATE HIGH-YIELD BOND HOLDINGS]

TOP FIVE CONVERTIBLE BOND HOLDINGS*

Cirrus Logic, Inc.
convertible subordinated notes 6.0%, 2003
Electronics

Arbor Software Corp.
convertible subordinated notes 4.5%, 2005
Software

Omnicare, Inc.
convertible bonds 5.0%, 2007
Health care services

Dura Pharmaceuticals, Inc.
convertible subordinated notes 3.5%, 2002
Pharmaceuticals

Network Associates, Inc.
convertible subordinated debentures,
zero %, 2018
Software


TOP FIVE CORPORATE HIGH-YIELD BOND HOLDINGS*

Midland Funding II Corp.
debentures, series A, 11.75%, 2005
Power producers

American Mobile Satellite Corp.
company guaranty 12.25%, 2008
Telecommunications

Global Crossing Holdings, Ltd.
company guaranty 9.625%, 2008 (Bermuda)
Telecommunications

Premium Standard Farms, Inc.
senior secured notes 11.0%, 2003
Agriculture

RBF Finance Co.
company guaranty 11.375%, 2009
Energy

Footnote reads:
*These combined holdings represent 11.6% of the fund's net assets as of 8/31/00. Portfolio holdings will vary over time.


In the energy sector, oil services companies performed well for the fund. We took profits on Weatherford International+, a pipeline manufacturer that has benefited from higher oil prices and projected strength for oil-related industries. In the financial services industry, we added Conseco, an insurance and lending firm that had experienced operational turmoil. Conseco has recently appointed Gary Wendt, the high-profile former CEO of General Electric Capital Corp., as its new CEO. The investor response to Mr. Wendt has been positive thus far, and the fund benefited from a sharp price increase in the stock after he joined the company.

+This holding was sold before 8/31/00.


* HIGH-YIELD BONDS ALSO EXPERIENCED TURMOIL

During the fund's fiscal year, the Federal Reserve Board's interest-rate increases, sustained difficulty with defaults, and an overall exodus of investor assets from the high-yield market created a strong headwind for the fund's high-yield bond holdings. The Fed's series of six rate hikes from June 1999 through May 2000 made short-term investments more attractive than they had been in several years, drawing investors from the high-yield market. Furthermore, the U.S. Treasury's buyback of long-term Treasury securities helped spark fervent demand for a shrinking supply of longer-term Treasury debt, leading to sharp declines in long-term yields. The combination of rising short-term interest rates and declining long-term rates created an inverted yield curve, where yields offered by short-term investments actually became higher than the yields of long-term bonds. The end result was that significant attention was drawn away from high-yield debt.

Increasing default rates over the past two years also reduced demand for high-yield bonds, a situation that had its inception in 1998, when a series of international crises dried up liquidity in the market while investors became more risk averse. The risk aversion sentiment has not changed, and credit for many issuers remains tight. Rising interest rates also have made it more expensive for companies to borrow money. Furthermore, very strong issuance in 1996, 1997, and early 1998 nearly doubled the size of the high-yield market. That type of increased activity is usually followed by an increase in defaults, as some bad deals mix in with the good.

* M&A ACTIVITY BRIGHT SPOT FOR HIGH-YIELD BONDS

One of the most positive developments in the high-yield market over the past year was the large number of mergers and acquisitions. Consolidation activity can help support the security prices of the companies that are involved. The high-yield bonds of acquired companies often benefit from credit upgrades if they have been acquired by firms with higher credit ratings.

One fund holding that benefited from this trend over the past year was 21st Century Telecommunications, which was purchased by RCN Corp. More recently, Verizon Communications agreed to acquire a majority stake in two fund holdings. One was NorthPoint Communications Group, Inc., which provides digital subscriber lines (DSL), network connections that can carry voice and data at the same time. The other, OnePoint Communications Corp., provides cable and other communications services to large apartment buildings. We took profits on both NorthPoint and OnePoint toward the end of the fiscal year. Acquisiton announcements involving two other holdings, paper company Repap New Brunswick and energy service firm R&B Falcon, also occured recently, to the fund's benefit.

On the downside, the fund's European long-distance carrier holdings underperformed dramatically due to price wars. Among these were Viatel and RSL Communications. ICG Services, a domestic telecommunications company, underperformed due to earnings disappointments. However, all three securities remain in the fund, because we still have faith in their long-term prospects.

* OUTLOOK: IMPROVING PICTURE

We are cautiously optimistic about the outlook for high-income convertible bonds and high-yield bonds. Issuers of both types of securities are benefiting from a moderating Fed stance on interest rates, lower defaults, a significant increase in global issuance, and signs of increasing demand. While high-yield convertibles will remain somewhat under the influence of the fickle equity markets, a number of factors could work in favor of the high-yield market. First, it appears the Fed is nearing the end of its rate-increase program, if it hasn't reached it already. This would be a positive development for all fixed-income markets. Once investors feel more comfortable about re-entering the high-yield market, they will find that these securities are offering very attractive yields on both an historical and relative basis. The one wild card remains the significant amount of pent-up issuance waiting for conditions to improve before coming to market. If high-yield bonds do rebound, it is uncertain what effect this added supply will have on the market. Nevertheless, our outlook remains positive.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/00, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Income Convertible and Bond Fund is designed for investors seeking high current income through an aggressive portfolio of high-yielding convertible and debt securities with potential for capital appreciation.

TOTAL RETURN FOR PERIODS ENDED 8/31/00

                                             Merrill Lynch   First Boston
                                   Market    All-Convertible   High-Yield
                      NAV           price        Index*        Bond Index
-------------------------------------------------------------------------
1 year               8.79%          0.78%         36.77%          2.08%
-------------------------------------------------------------------------
5 years             43.81          33.87         131.29          37.92
Annual average       7.54           6.01          18.25           6.64
-------------------------------------------------------------------------
10 year            234.25         287.27         394.85         191.76
Annual average      12.83          14.50          17.34          11.30
-------------------------------------------------------------------------
Life of fund
(since 7/9/87)
Annual average      10.17           9.46             --           9.60
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Index began on 12/31/87.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/00

------------------------------------------------------------------
Distributions from common shares
------------------------------------------------------------------
Number                                          12
------------------------------------------------------------------
Income                                       $0.852
------------------------------------------------------------------
  Total                                      $0.852
------------------------------------------------------------------
Share value:                             NAV       Market price
------------------------------------------------------------------
8/31/99                                 $8.32        $8.813
------------------------------------------------------------------
8/31/00                                  8.09         7.938
------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------
Current dividend rate 1                 10.53%        10.73%
------------------------------------------------------------------

1 Most recent distribution, annualized and divided by NAV or market price at end of period.

TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                                                NAV   Market price
------------------------------------------------------------------
1 year                                         9.18%      5.81%
------------------------------------------------------------------
5 years                                       41.88      27.76
Annual average                                 7.25       5.02
------------------------------------------------------------------
10 years                                     254.57     311.35
Annual average                                13.49      15.19
------------------------------------------------------------------
Life of fund
(since 7/9/87)
Annual average                                10.11       9.08
------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Merrill Lynch All-Convertible Index* is an unmanaged list of convertible securities commonly used as a measure of performance for the convertible market.

First Boston High-Yield Bond Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's. The average quality of bonds included in the index may be lower than the average quality of the bonds in which the fund customarily invests.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended August 31, 2000

To the Trustees and Shareholders of
Putnam High Income Convertible and Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Convertible and Bond Fund (the "fund") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2000




THE FUND'S PORTFOLIO
August 31, 2000

CONVERTIBLE BONDS AND NOTES (44.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (1.3%)
-------------------------------------------------------------------------------------------------------------------
     $    1,500,000 Kellstrom Industries, Inc. cv. sub. notes 5 1/2s, 2003                            $     667,500
            750,000 Orbital Sciences Corp. cv. sub. notes 5s, 2002                                          439,688
            500,000 SPACEHAB, Inc. cv. sub. notes 8s, 2007                                                  359,375
                                                                                                      -------------
                                                                                                          1,466,563

Automotive (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Mascotech, Inc. cv. sub. deb. 4 1/2s, 2003                                            1,050,000
          1,811,000 Tower Automotive, Inc. cv. sub. notes 5s, 2004                                        1,453,328
                                                                                                      -------------
                                                                                                          2,503,328

Biotechnology (2.2%)
-------------------------------------------------------------------------------------------------------------------
            700,000 Aviron, Inc. cv. sub. notes 5 3/4s, 2005                                              1,036,875
            480,000 Millennium Pharmaceuticals, Inc. cv. sub. notes 5 1/2s, 2007                            895,800
            455,000 Protein Design Labs, Inc. 144A cv. sub. notes 5 1/2s, 2007                              546,000
                                                                                                      -------------
                                                                                                          2,478,675

Communications Equipment (0.9%)
-------------------------------------------------------------------------------------------------------------------
            724,000 Efficient Networks, Inc. 144A cv. sub. notes 5s, 2005                                   503,180
            477,000 Gilat Satellite Networks, Ltd. 144A cv. sub. notes 4 1/4s,
                    2005 (Israel)                                                                           354,173
            118,000 Redback Networks, Inc. 144A cv. sub. notes 5s, 2007                                     123,310
                                                                                                      -------------
                                                                                                            980,663

Computers (2.9%)
-------------------------------------------------------------------------------------------------------------------
          1,210,000 Adaptec, Inc. cv. sub. notes 4 3/4s, 2004                                             1,043,625
            641,000 Aspen Technology, Inc. cv. sub. deb. 5 1/4s, 2005                                       674,653
          1,750,000 Quantum Corp. cv. sub. 7s, 2004                                                       1,377,040
          1,500,000 System Software Associates, Inc. cv. sub. notes 7s, 2002
                    (In default) (NON)                                                                       82,500
                                                                                                      -------------
                                                                                                          3,177,818

Electrical Equipment (1.7%)
-------------------------------------------------------------------------------------------------------------------
            818,000 Amkor Technologies, Inc. 144A cv. sub. notes 5s, 2007                                   720,863
          1,250,000 Mark IV Industries, Inc. cv. sub. notes 4 3/4s, 2004                                  1,217,188
                                                                                                      -------------
                                                                                                          1,938,051

Electronics (6.8%)
-------------------------------------------------------------------------------------------------------------------
             66,000 Benchmark Electronics, Inc. 144A cv. sub. notes 6s, 2006                                 93,060
          2,250,000 Cirrus Logic, Inc. cv. sub. notes 6s, 2003                                            2,826,540
            955,000 Kent Electronics Corp. cv. sub. notes 4 1/2s, 2004                                      834,431
            686,000 Park Electrochemical Corp. cv. sub. notes 5 1/2s, 2006                                  710,010
          1,250,000 S3, Inc. 144A cv. sub. notes 5 3/4s, 2003                                             1,184,375
          2,000,000 World Access, Inc. cv. sub. notes 4 1/2s, 2002                                        1,465,000
            500,000 World Access, Inc. 144A Inc. cv. sub. notes 4 1/2s, 2002                                366,250
                                                                                                      -------------
                                                                                                          7,479,666

Energy (1.4%)
-------------------------------------------------------------------------------------------------------------------
            912,000 Parker Drilling Corp. cv. sub. notes 5 1/2s, 2004                                       751,260
          2,000,000 Pride International, Inc. cv. sub. deb. zero %, 2018                                    850,000
                                                                                                      -------------
                                                                                                          1,601,260

Health Care Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
            256,000 HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                            199,680
          2,500,000 Omnicare, Inc. cv. bonds 5s, 2007                                                     1,806,250
                                                                                                      -------------
                                                                                                          2,005,930

Homebuilding (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,708,000 Lennar Corp. cv. deb. zero %, 2018                                                      785,680

Metals (0.4%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Inco, Ltd. cv. deb. 7 3/4s, 2016                                                        435,625

Paper and Forest Products (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Stone Container Corp. cv. sub. deb. 6 3/4s, 2007                                      1,737,500

Pharmaceuticals (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Dura Pharmaceuticals, Inc. cv. sub. notes 3 1/2s, 2002                                1,800,000

Photography and Imaging (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,832,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                   922,870

Real Estate (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Malan Realty Investors cv. sub. notes 9 1/2s, 2004                                    1,218,375

Retail (3.2%)
-------------------------------------------------------------------------------------------------------------------
            362,000 Amazon.com, Inc. cv. sub. deb. 4 3/4s, 2009                                             252,948
          1,500,000 Baker (J.), Inc. cv. deb. 7s, 2002                                                    1,201,875
            400,000 Cybernet Internet Services Intl., Inc. 144A cv. sr. disc. notes
                    stepped-coupon zero %, (13s, 8/15/04), 2009 (STP)                                       172,000
          3,500,000 Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                            1,566,250
            450,000 Sunglass Hut International, Inc. cv. sub. notes 5 1/4s, 2003                            343,688
                                                                                                      -------------
                                                                                                          3,536,761

Semiconductor (0.5%)
-------------------------------------------------------------------------------------------------------------------
            461,000 Conexant Systems, Inc. cv. sub. notes 4s, 2007                                          337,106
            103,000 Credence Systems Corp. cv. sub. notes 5 1/4s, 2002                                      177,031
             75,000 LAM Research Corp. cv. sub. notes 5s, 2002                                               90,563
                                                                                                      -------------
                                                                                                            604,700

Software (3.4%)
-------------------------------------------------------------------------------------------------------------------
          2,250,000 Arbor Software Corp. cv. sub. notes 4 1/2s, 2005                                      1,977,188
          4,500,000 Network Associates, Inc. cv. sub. deb. zero %, 2018                                   1,749,375
                                                                                                      -------------
                                                                                                          3,726,563

Technology Services (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,481,000 Internet Capital Group, Inc. cv. sub. notes 5 1/2s, 2004                              1,016,336
          1,000,000 Silicon Graphics Corp. cv. sr. notes 5 1/4s, 2004                                       637,500
          1,500,000 Telxon Corp. cv. sub. notes 5 3/4s, 2003                                              1,365,000
                                                                                                      -------------
                                                                                                          3,018,836

Telecommunications (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 Cellstar Corp. cv. sub. notes 5s, 2002                                                  622,000
          1,000,000 Rogers Communications cv. deb. 2s, 2005                                                 896,250
                                                                                                      -------------
                                                                                                          1,518,250

Tobacco (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,300,000 Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                  1,365,625

Transaction Processing (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,129,000 National Data Corp. cv. sub. notes 5s, 2003                                             966,706

Waste Management (3.6%)
-------------------------------------------------------------------------------------------------------------------
          1,914,000 OHM Corp. cv. sub. deb. 8s, 2006                                                      1,693,890
          1,250,000 Waste Management, Inc. cv. sub. notes 4s, 2002                                        1,165,625
          1,300,000 Weston (Roy F.), Inc. cv. deb. 7s, 2002                                               1,131,000
                                                                                                      -------------
                                                                                                          3,990,515
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $51,370,354)                              $  49,259,960


CORPORATE BONDS AND NOTES (32.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
     $       90,000 Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                 $      92,700
            125,939 Interact Operating Co. notes 14s, 2003                                                   37,782
             45,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                          46,013
            100,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                           100,250
             55,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                          54,038
                                                                                                      -------------
                                                                                                            330,783

Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                            40,000
            150,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                   118,500
            120,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          116,400
             40,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                       35,900
             60,000 Decrane Aircraft Holdings company guaranty Ser. B, 12s, 2008                             54,000
            135,000 L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                           137,700
             50,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                     46,500
             40,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                               36,000
            120,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                             119,700
             30,000 Sequa Corp. med. term notes 10s, 2001                                                    30,219
                                                                                                      -------------
                                                                                                            734,919

Agriculture (0.4%)
-------------------------------------------------------------------------------------------------------------------
            432,037 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                             393,154

Airlines (0.3%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Airbus Industries 144A equipment trust 12.266s, 2020                                    107,259
             80,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                            74,400
             30,000 Continental Airlines, Inc. notes 8s, 2005                                                28,273
             70,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                    67,276
             50,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                   46,478
             30,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                          27,150
                                                                                                      -------------
                                                                                                            350,836

Automotive (0.9%)
-------------------------------------------------------------------------------------------------------------------
            142,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                   139,870
             80,000 Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                   73,100
             60,000 Exide Corp. sr. notes 10s, 2005                                                          49,800
             60,000 Federal Mogul Corp. notes 7 7/8s, 2010                                                   43,800
            190,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                  143,925
             90,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                   65,700
             90,000 Hayes Lemmerz International, Inc. company guaranty Ser. B,
                    8 1/4s, 2008                                                                             78,750
             50,000 Hayes Wheels International, Inc. company guaranty Ser. B,
                    9 1/8s, 2007                                                                             45,750
             40,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                          38,459
            170,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                           153,000
            180,000 Talon Automotive Group sr. sub. notes Ser. B, 9 5/8s, 2008                               72,000
             80,000 Tenneco, Inc. company guaranty Ser. B, 11 5/8s, 2009 (Malaysia)                          69,600
                                                                                                      -------------
                                                                                                            973,754

Banking (0.9%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Bank United Corp. sub. notes 8 7/8s, 2007                                                29,758
            140,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                   129,500
             90,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                    84,291
            150,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  137,558
            135,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                       135,338
            100,000 Local Financial Corp. sr. notes 11s, 2004                                               100,000
             75,000 Provident Capital Trust company guaranty 8.6s, 2026                                      69,932
             45,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                              36,531
             80,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                          81,400
             65,000 Sovereign Capital Trust company guaranty 9s, 2027                                        48,758
            100,000 Superior Financial 144A sr. notes 8.65s, 2003                                            96,257
             55,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                           47,527
                                                                                                      -------------
                                                                                                            996,850

Beverage (0.2%)
-------------------------------------------------------------------------------------------------------------------
            214,000 Triarc Consumer Products, Inc. company guaranty
                    stepped-coupon zero % (10 1/4s, 2/15/04), 2009 (STP)                                    208,115

Broadcasting (2.0%)
-------------------------------------------------------------------------------------------------------------------
            170,000 Acme Television sr. disc. notes stepped-coupon zero %
                    (10 7/8s, 9/30/00), 2004 (STP)                                                          161,500
            170,000 Allbritton Communications Co. sr. sub. notes Ser. B,
                    8 7/8s, 2008                                                                            158,950
            103,300 AMFM Operating, Inc. deb. 12 5/8s, 2006                                                 118,278
              2,044 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (In default)
                    (Australia) (NON) (PIK)                                                                       1
            250,000 Benedek Communications Corp. sr. disc. notes stepped-coupon
                    zero % (13 1/4s, 5/15/01), 2006 (STP)                                                   207,500
             75,800 Capstar Broadcasting sub. deb. 12s, 2009 (PIK)                                           87,170
             75,000 Central European Media Enterprises, Ltd. sr. notes 9 3/8s, 2004
                    (Bermuda)                                                                                29,250
             90,220 Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                  92,927
            251,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (STP)                                                    112,950
            330,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                               325,875
             60,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                    43,350
             75,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                        71,813
            125,000 Golden Sky DBS, Inc. sr. disc. notes, stepped-coupon Ser. B,
                    zero % (13 1/2s, 3/1/04), 2007 (STP)                                                     89,375
             75,000 Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                                83,250
             80,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                   62,000
            135,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 7/8s, 10/15/02), 2007 (STP)                                                          70,200
             65,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                       61,588
             45,000 Onepoint Communications, Inc. company guaranty Ser. B,
                    14 1/2s, 2008                                                                            41,400
             30,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                              29,850
             40,000 Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                               41,600
             50,000 Radio One, Inc. company guaranty stepped-coupon Ser. B,
                    12s, 2004                                                                                52,500
             70,000 RCN Corp. sr. notes 10 1/8s, 2010                                                        56,350
            100,000 Spanish Broadcasting System, Inc. sr. sub notes 9 5/8s, 2009                             99,250
             85,000 TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                                  80,538
                                                                                                      -------------
                                                                                                          2,177,465

Building Materials (0.3%)
-------------------------------------------------------------------------------------------------------------------
             55,000 American Architectural Products Corp. company guaranty
                    11 3/4s, 2007 (In default) (NON)                                                         13,750
             30,000 Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                            27,300
             90,000 Building Materials Corp. company guaranty 8s, 2008                                       66,150
            140,000 Dayton Superior Corp. 144A sr. sub. notes 13s, 2009                                     137,200
             60,000 NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                           56,100
                                                                                                      -------------
                                                                                                            300,500

Cable Television (1.3%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                            104,775
             10,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                      8,475
            120,000 Century Communications Corp. sr. notes 8 7/8s, 2007                                     110,700
            420,000 Charter Communications Holdings LLC sr. notes 8 5/8s, 2009                              384,300
             90,000 Classic Cable, Inc. company guaranty 10 1/2s, 2010                                       74,700
            120,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                           123,000
            215,000 Diamond Cable Communication Co. sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                  165,819
            200,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                203,000
             80,000 TeleWest Communications PLC deb. stepped-coupon zero %
                    (11s, 10/1/00), 2007 (United Kingdom) (STP)                                              76,700
             90,000 TeleWest Communications PLC 144A sr. disc. notes
                    stepped-coupon zero % (11 3/8s, 2/1/05), 2010
                    (United Kingdom) (STP)                                                                   47,700
            170,000 TeleWest Communications PLC 144A sr. notes 9 7/8s, 2010
                    (United Kingdom)                                                                        161,500
                                                                                                      -------------
                                                                                                          1,460,669

Chemicals (1.3%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Arco Chemical Co. deb. 9.8s, 2020                                                        97,000
             70,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                               63,000
            100,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                          90,500
             90,000 Huntsman Corp. 144A sr. sub. notes FRN 9.188s, 2007                                      78,300
            300,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                             304,500
             40,000 ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                        38,800
             20,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                            19,200
            130,000 Lyondell Petrochemical Co. sr. sub. notes 10 7/8s, 2009                                 132,275
            230,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                              233,163
            200,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (India)                                                                    106,000
             40,000 Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                 24,000
             70,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                    56,350
             40,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                                31,500
            149,942 Polytama International notes 11 1/4s, 2007 (Indonesia)
                    (In default) (NON)                                                                        7,497
             80,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                              62,400
             75,000 Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                    zero % (13 1/2s, 8/15/01), 2008 (STP)                                                    31,875
             95,000 Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                            76,238
                                                                                                      -------------
                                                                                                          1,452,598

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                   18,000

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                          180,900
            190,000 GS Superhighway Holdings sr. notes 9 7/8s, 2004 (China)                                 138,700
                                                                                                      -------------
                                                                                                            319,600

Communications Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 USA Mobile Communication, Inc. sr. notes 14s, 2004                                       32,400
             30,000 USA Mobile Communication, Inc. sr. notes 9 1/2s, 2004                                    21,900
                                                                                                      -------------
                                                                                                             54,300

Computers (0.2%)
-------------------------------------------------------------------------------------------------------------------
            240,000 Unisys Corp. sr. notes 11 3/4s, 2004                                                    252,600

Conglomerates (--%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                               49,500

Construction (0.1%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010                                         111,650
             30,000 Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                         30,000
                                                                                                      -------------
                                                                                                            141,650

Consumer (0.3%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                              42,000
            300,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                            245,250
                                                                                                      -------------
                                                                                                            287,250

Consumer Finance (0.1%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Contifinancial Corp. sr. notes 8 3/8s, 2003 (In default) (NON)                           15,000
            110,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                           13,750
             90,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                            9,900
             90,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                             76,500
                                                                                                      -------------
                                                                                                            115,150

Consumer Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------
             30,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                           29,100
             40,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                  38,400
            215,000 NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                             183,825
            250,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                         177,500
                                                                                                      -------------
                                                                                                            428,825

Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                       103,675

Containers (0.5%)
-------------------------------------------------------------------------------------------------------------------
            190,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        161,500
             20,000 Owens-Illinois, Inc. deb. 7.8s, 2018                                                     17,051
            150,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                              127,505
             40,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                                35,600
            180,000 Tekni-Plex, Inc. 144A sr. sub. notes 12 3/4s, 2010                                      181,800
                                                                                                      -------------
                                                                                                            523,456

Distribution (0.1%)
-------------------------------------------------------------------------------------------------------------------
            160,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                    113,600

Electric Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
             90,000 AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                 66,600
             40,000 CMS Energy Corp. sr. notes 7 1/2s, 2009                                                  36,100
            220,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                         204,600
            175,541 Northeast Utilities System notes Ser. A, 8.58s, 2006                                    177,769
            350,000 Panda Global Energy Co. company guaranty 12 1/2s,
                    2004 (China)                                                                            157,500
                                                                                                      -------------
                                                                                                            642,569

Energy (0.6%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                               94,500
             90,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                              87,750
             90,000 R&B Falcon Corp. sr. notes 12 1/4s, 2006                                                106,200
            340,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                          392,700
                                                                                                      -------------
                                                                                                            681,150

Entertainment (0.9%)
-------------------------------------------------------------------------------------------------------------------
            330,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     118,800
            170,000 Autotote Corp. 144A company guaranty 12 1/2s, 2010                                      170,000
             70,000 Cinemark USA, Inc. sr. sub. notes 8 1/2s, 2008 (Mexico)                                  22,400
            190,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                              177,650
            150,000 SFX Entertainment, Inc. company guaranty 9 1/8s, 2008                                   156,938
             80,000 SFX Entertainment, Inc. 144A company guaranty Ser. B,
                    9 1/8s, 2008                                                                             82,400
            100,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                      9,000
            115,000 United Artists Theatre sr. sub. notes 9 3/4s, 2008 (In default) (NON)                     2,300
            320,000 United Pan-Europe N.V. sr. disc. notes stepped-coupon Ser. B,
                    zero % (13 3/4s, 2/01/05), 2010 (Netherlands) (STP)                                     144,400
            280,000 United Pan-Europe N.V. sr. disc. notes stepped coupon zero %
                    (12 1/2s, 8/1/04), 2009 (Netherlands) (STP)                                             128,800
                                                                                                      -------------
                                                                                                          1,012,688

Financial (0.6%)
-------------------------------------------------------------------------------------------------------------------
             45,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                             20,025
            250,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                          236,903
             50,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                     19,500
            110,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                       39,600
             80,000 Delta Financial Corp. sr. notes 9 1/2s, 2004                                             36,000
             75,000 Imperial Credit Capital Trust I 144A company guaranty
                    10 1/4s, 2002                                                                            59,250
             45,000 Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                  31,950
             70,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                  49,000
             25,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                     12,750
             80,000 Ocwen Federal Bank FSB sub. deb. 12s, 2005                                               74,200
             50,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                                45,375
            100,000 Resource America, Inc. 144A sr. notes 12s, 2004                                          89,500
                                                                                                      -------------
                                                                                                            714,053

Food (0.2%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                              94,200
             80,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                 42,800
            135,000 Vlasic Foods Intl., Inc. sr. sub notes Ser. B, 10 1/4s, 2009                             67,500
                                                                                                      -------------
                                                                                                            204,500

Gaming and Lottery (1.5%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Ameristar Casinos, Inc. company guaranty Ser. B, 10 1/2s, 2004                           40,200
             50,000 Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                            48,000
            190,000 Fitzgeralds Gaming Corp. company guaranty Ser. B, 12 1/4s,
                    2004 (In default) (NON)                                                                 104,500
             50,000 Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                                47,246
            200,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                   207,500
             60,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                               61,500
             60,000 Isle of Capri Black Hawk LLC 144A 1st mortgage Ser. B,
                    13s, 2004                                                                                65,400
            130,000 Isle of Capri Black Hawk LLC company guaranty 8 3/4s, 2009                              121,550
             30,000 MGM Grand, Inc. company guaranty 9 3/4s, 2007                                            31,425
            110,000 Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                                108,075
             50,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                      48,750
             60,000 Riviera Black Hawk, Inc. 1st mtge. 13s, 2005                                             60,000
            300,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                      202,500
            340,000 Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                      340,850
            130,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                    132,275
                                                                                                      -------------
                                                                                                          1,619,771

Health Care (0.9%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                          41,950
             30,000 Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                           27,600
            100,000 Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                         91,125
            100,000 Columbia/HCA Healthcare Corp. notes 6.91s, 2005                                          93,000
             85,000 Conmed Corp. company guaranty 9s, 2008                                                   71,400
            210,000 HCA -The Healthcare Co. notes 8 3/4s, 2010                                              210,263
            110,000 Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                77,550
             80,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                 2,400
             90,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03), 2009 (STP)                              9
            140,000 Paracelsus Healthcare sr. sub. notes 10s, 2006 (In default) (NON)                        43,400
            100,000 Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                           100,000
             80,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                    76,100
            170,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                             177,650
                                                                                                      -------------
                                                                                                          1,012,447

Homebuilding (0.3%)
-------------------------------------------------------------------------------------------------------------------
             70,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              64,400
             10,000 Del Webb Corp. sr. sub. deb. 10 1/4s, 2010                                                9,350
             50,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                                42,500
             70,000 Lennar Corp. 144A sr. notes 9.95s, 2010                                                  71,750
             90,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                                90,900
             30,000 Toll Corp. company guaranty 8 1/8s, 2009                                                 28,313
                                                                                                      -------------
                                                                                                            307,213

Household Furniture & Appliances (0.1%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                             80,100
             50,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                   48,500
                                                                                                      -------------
                                                                                                            128,600

Lodging and Tourism (0.4%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                      35,200
            220,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              206,250
             40,000 Host Marriott L.P. sr. notes Ser. E, 8 3/8s, 2006                                        38,200
            190,000 ITT Corp. notes 6 3/4s, 2005                                                            176,124
                                                                                                      -------------
                                                                                                            455,774

Manufacturing (1.0%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Blount, Inc. company guaranty 13s, 2009                                                 154,500
             35,000 Celestica International, Ltd. 144A sr. sub. notes 10 1/2s, 2006
                    (Canada)                                                                                 36,400
             85,000 Continental Global Group sr. notes Ser. B, 11s, 2007                                     28,900
            245,000 Day International Group, Inc. company guaranty 9 1/2s, 2008                             208,250
            150,000 Flextronics International Ltd. 144A sr. sub. notes 9 7/8s, 2010                         155,625
            105,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                     103,163
            140,000 Flowserve Corp. 144A company guaranty 12 1/4s, 2010                                     141,680
            330,000 Grove Holdings LLC deb. stepped-coupon zero %
                    (11 5/8s, 5/1/03), 2009 (STP)                                                            16,500
            180,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                  176,400
             50,000 Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                 46,000
                                                                                                      -------------
                                                                                                          1,067,418

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                           1,800
             60,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                           1,200
            160,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007
                    (In default) (STP) (NON)                                                                  1,000
            255,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          13,706
            150,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
                    (In default) (NON)                                                                        3,000
             60,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008
                    (In default) (NON)                                                                        1,200
                                                                                                      -------------
                                                                                                             21,906

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                               61,250

Metals (0.8%)
-------------------------------------------------------------------------------------------------------------------
            140,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            130,550
             68,560 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                      30,852
             40,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                       38,400
            150,000 Consumers International sr. notes 10 1/4s, 2005                                          60,000
            135,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003                           124,200
             10,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                             9,850
             20,000 Kaiser Aluminum & Chemical Corp. sr. notes 9 7/8s, 2002                                  19,700
            210,000 LTV Corp. company guaranty 11 3/4s, 2009                                                159,600
            210,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                     184,275
             50,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                   38,000
             10,000 Weirton Steel Corp. 144A sr. notes 10 3/4s, 2005                                          9,300
            100,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007                                   65,000
             90,000 WHX Corp. sr. notes 10 1/2s, 2005                                                        69,075
                                                                                                      -------------
                                                                                                            938,802

Oil & Gas (1.0%)
-------------------------------------------------------------------------------------------------------------------
            190,000 Belco Oil & Gas Corp. company guaranty Ser. B, 10 1/2s, 2006                            190,475
             60,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                                55,800
             60,000 Giant Industries Corp. company guaranty 9s, 2007                                         55,800
             20,000 Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s, 2005 (Canada)                         20,500
             30,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                         30,300
             80,000 HS Resources, Inc. sr. sub. notes Ser. B, 9 1/4s, 2006                                   79,700
             90,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                     90,450
            260,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                259,350
             50,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                              52,500
             10,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                 10,000
             60,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                     13,800
             90,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                             90,450
             30,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                         28,500
             80,000 Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                            82,000
                                                                                                      -------------
                                                                                                          1,059,625

Paper and Forest Products (1.3%)
-------------------------------------------------------------------------------------------------------------------
            220,000 APP Finance II Mauritius, Ltd. bonds stepped-coupon zero %
                    (16s, 2/15/04), 2049 (Indonesia) (STP)                                                   99,000
             10,000 Boise Cascade Co. med. term notes Ser. A, 7.43s, 2005                                     9,649
             40,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                 38,200
            180,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                      90,000
             90,000 Indah Kiat Financial Mauritius, Ltd. company guaranty 10s, 2007
                    (Indonesia)                                                                              50,400
            195,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      196,950
             70,000 Packaging Corp. company guaranty 9 5/8s, 2009                                            71,750
            255,000 Pindo Deli Finance Mauritius, Ltd. company guaranty 10 3/4s,
                    2007 (Indonesia)                                                                        142,800
            280,000 Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                    288,400
            340,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                            321,300
             20,000 Stone Container Corp. sr. notes 12.58s, 2016                                             20,750
             10,000 Stone Container Corp. sr. sub. deb. stepped-coupon zero %
                    (12 1/4s, 9/5/00), 2002 (STP)                                                            10,075
             50,000 Stone Container 144A company guaranty 11 1/2s, 2006
                    (Canada)                                                                                 51,813
            110,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009
                    (Canada)                                                                                108,900
                                                                                                      -------------
                                                                                                          1,499,987

Pharmaceuticals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            140,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   138,600

Power Producers (1.2%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                    61,800
             30,000 Calpine Corp. sr. notes 9 1/4s, 2004                                                     29,850
             70,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                     71,657
             40,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     38,185
            900,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                     986,004
            149,000 York Power Funding 144A company guaranty 12s, 2007
                    (Cayman Islands)                                                                        150,490
                                                                                                      -------------
                                                                                                          1,337,986

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            250,000 Affinity Group Holdings sr. notes 11s, 2007                                             208,750
            180,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                       165,600
                                                                                                      -------------
                                                                                                            374,350

Railroads (0.1%)
-------------------------------------------------------------------------------------------------------------------
            160,000 TFM S.A. de C.V. company guaranty stepped-coupon zero %
                    (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                                 124,800

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
            100,000 FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                      47,000
             90,000 Sbarro, Inc. company guaranty 11s, 2009                                                  92,700
                                                                                                      -------------
                                                                                                            139,700

Retail (0.5%)
-------------------------------------------------------------------------------------------------------------------
            190,000 Amazon.com, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 5/01/03), 2008 (STP)                                                               95,000
             75,000 Groupo Elektra S.A. de C.V. 144A sr. notes 12s, 2008                                     73,500
             30,000 Iron Age Corp. company guaranty 9 7/8s, 2008                                             21,000
            135,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                              125,550
            330,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                253,846
             20,000 Southland Corp. sr. sub. deb. 5s, 2003                                                   17,961
                                                                                                      -------------
                                                                                                            586,857

Semiconductor (0.1%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                          49,813
             40,000 Chippac Intl., Ltd. company guaranty Ser. B, 12 3/4s, 2009                               42,800
                                                                                                      -------------
                                                                                                             92,613

Shipping (0.1%)
-------------------------------------------------------------------------------------------------------------------
             40,000 International Shipholding Corp. sr. notes 7 3/4s, 2007                                   34,400
             30,000 Transportacion Maritima Mexicana S.A. de C.V. notes
                    9 1/4s, 2003                                                                             24,600
                                                                                                      -------------
                                                                                                             59,000

Software (--%)
-------------------------------------------------------------------------------------------------------------------
             55,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                      9,900

Specialty Printing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Perry-Judd company guaranty 10 5/8s, 2007                                                53,400
             37,375 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                33,638
             40,000 Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                                37,600
                                                                                                      -------------
                                                                                                            124,638

Technology (0.4%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                              141,750
             60,000 Telecommunications Techniques, Inc. company guaranty
                    9 3/4s, 2008                                                                             56,400
            245,000 Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                             221,725
                                                                                                      -------------
                                                                                                            419,875

Technology Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Covad Communications Group, Inc. sr. notes 12 1/2s, 2009                                 71,100
             80,000 Covad Communications Group, Inc. sr. notes Ser. B, 12s, 2010                             61,600
            150,000 Equinix, Inc. sr. notes 13s, 2007                                                       120,000
            230,000 Exodus Communications, Inc. 144A sr. notes 11 5/8s, 2010                                233,450
             50,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                      49,250
             30,000 Globix Corp. sr. notes 12 1/2s, 2010                                                     21,750
             20,000 PSINet, Inc. sr. notes 11 1/2s, 2008                                                     17,500
             50,000 PSINet, Inc. sr. notes 11s, 2009                                                         43,000
             70,000 Rhythms Netconnections sr. notes Ser. B, 14s, 2010                                       45,500
                                                                                                      -------------
                                                                                                            663,150

Telecommunications (4.5%)
-------------------------------------------------------------------------------------------------------------------
            160,000 360Networks, Inc. 144A sr. notes 13s, 2008 (Canada)                                     151,200
            670,000 American Mobile Satellite Corp. company guaranty
                    12 1/4s, 2008                                                                           497,475
             20,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008                                        16,000
             80,000 Bestel S.A. de C.V. sr. disc. notes stepped-coupon zero %
                    (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                  52,400
             70,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                   37,800
            120,000 Carrier1 Intl. SA sr. notes Ser. B, 13 1/4s, 2009 (Luxembourg)                          114,900
            220,000 Celcaribe S.A. sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                               176,000
            391,000 CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                    zero % (14s, 10/1/02), 2007 (In default) (NON) (STP)                                     27,370
             75,000 Crown Castle Intl., Corp. sr. notes 10 3/4s, 2011                                        78,375
            130,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                              133,250
            100,000 Dobson Communications Corp. 144A sr. notes 10 7/8s, 2010                                101,000
            130,000 Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                         115,700
            420,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s,
                    2008 (Bermuda)                                                                          424,200
             30,000 Global Crossing Holdings, Ltd. company guaranty 9 1/8s,
                    2006 (Bermuda)                                                                           29,775
             70,000 Grupo Iusacell sr. notes 14 1/4s, 2006                                                   75,775
            105,000 Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                       101,850
            220,000 Level 3 Communications, Inc. sr. notes 11s, 2008                                        217,800
             40,000 Level 3 Communication, Inc. sr. notes 9 1/8s, 2008                                       35,800
             70,000 Loral Space & Communication, Ltd. sr. notes 9 1/2s, 2006                                 53,463
            160,000 McCaw International, Ltd. sr. disc. notes stepped coupon zero %
                    (13s, 4/15/02), 2007 (STP)                                                              123,200
             30,000 Metrocall, Inc. sr. sub. notes 11s, 2008                                                 22,500
             30,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007                                              22,200
             30,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                       29,625
            180,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                              177,300
            170,000 Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                    (Luxembourg) (STP)                                                                      150,450
            330,000 Nextel Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 4/15/03), 2008 (STP)                                                   214,500
            190,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         201,400
             10,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                        9,800
            170,000 Nextel International, Inc. 144A sr. notes 12 3/4s, 2010                                 166,175
            300,000 Nextel Partners, Inc. 144A sr. notes 11s, 2010                                          300,000
            100,000 Nextel Partners, Inc. 144A sr. notes 11s, 2010                                          100,000
             90,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                    78,300
            140,000 NorthPoint Communications Group, Inc. sr. notes 12 7/8s, 2010                           135,800
            100,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                    40,000
             90,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (STP)                                                            35,550
             55,000 Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                                 3,575
             70,000 Pinnacle Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 3/15/03), 2008 (STP)                                                               50,400
             30,000 Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                          30,600
            105,000 Primus Telecommunications Group, Inc. sr. notes 12 3/4s, 2009                            67,200
             90,000 RSL Communications PLC company guaranty 12 7/8s, 2010
                    (United Kingdom)                                                                         24,300
             89,000 RSL Communications PLC company guaranty 12 1/4s, 2006
                    (United Kingdom)                                                                         32,040
             70,000 RSL Communications PLC 144A company guaranty
                    10 1/2s, 2008 (United Kingdom)                                                           21,175
            110,000 RSL Communications PLC company guaranty 9 1/8s, 2008
                    (United Kingdom)                                                                         28,600
             65,000 Satelites Mexicanos S.A. de C.V. 144A sr. notes 10 1/8s, 2004
                    (Mexico)                                                                                 42,900
             60,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 7/8s, 3/15/05), 2010 (STP)                                                    33,900
             40,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 4/15/04), 2009 (STP)                                                           23,800
             90,000 Startec Global Communications Corp. sr. notes 12s, 2008                                  72,000
            120,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                           42,000
            164,000 Viatel, Inc. sr. notes 11 1/2s, 2009                                                     93,480
             90,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                              86,850
            115,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008                                       96,600
                                                                                                      -------------
                                                                                                          4,996,353

Telephone (2.4%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                   119,700
             80,000 Alaska Communications Systems Corp. company guaranty
                    9 3/8s, 2009                                                                             73,600
             10,000 Allegiance Telecom, Inc. sr. disc. notes stepped-coupon Ser. B,
                    zero % (11 3/4s, 2/15/03), 2008 (STP)                                                     7,100
             80,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                       48,000
            180,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                               117,000
             60,800 Hyperion Telecommunications Corp., Inc. sr. notes Ser. B,
                    12 1/4s, 2004                                                                            58,672
            505,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                            171,700
             80,000 Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 1/4s, 3/1/04), 2009 (STP)                                             39,600
            600,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                    240,000
             50,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010                                                                            42,500
            210,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                     174,300
             90,000 MGC Communications, Inc. sr. notes 13s, 2010                                             74,700
            100,000 Microcell Telecommunications sr. disc. notes stepped-coupon
                    Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                       96,000
             45,000 Netia Holdings B.V. 144A company guaranty stepped-coupon
                    zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                           31,725
             40,000 Netia Holdings B.V. 144A company guaranty 10 1/4s, 2007
                    (Poland)                                                                                 33,700
             80,000 NEXTLINK Communications, Inc. sr. notes 10 1/2s, 2009                                    76,800
            300,000 Telecorp PCS, Inc. 144A sr. sub. notes 10 5/8s, 2010                                    312,000
             45,000 Transtel S.A. pass through certificates 12 1/2s, 2007                                    18,450
            220,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                       114,400
            260,000 US Unwired, Inc. company guaranty, stepped-coupon Ser. B,
                    zero % (13 3/8s, 11/1/04), 2009 (STP)                                                   146,900
             90,000 Versatel Telecom N.V. sr. notes 13 1/4s, 2008 (Netherlands)                              85,950
             40,000 Versatel Telecom N.V. 144A sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                            38,200
            220,000 Voicestream Wire, Inc. sr. notes 10 3/8s, 2009                                          237,600
            478,000 WinStar Communications, Inc. 144A sr. disc. notes
                    stepped-coupon zero % (14 3/4s, 4/15/05), 2010 (STP)                                    188,810
            102,000 WinStar Communications, Inc. 144A sr. notes 12 3/4s, 2010                                88,740
                                                                                                      -------------
                                                                                                          2,636,147

Textiles (0.4%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                         66,000
            115,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004                                              65,550
             50,000 Levi Strauss & Co. notes 6.8s, 2003                                                      41,000
             30,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                           25,950
            150,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                          134,250
             70,000 William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                             64,400
                                                                                                      -------------
                                                                                                            397,150

Tobacco (0.1%)
-------------------------------------------------------------------------------------------------------------------
            160,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                           137,600

Trucks & Parts (0.1%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                  104,000

Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            170,000 Cathay International, Ltd. 144A sr. notes 13s, 2008 (China)                              88,400

Waste Management (0.6%)
-------------------------------------------------------------------------------------------------------------------
            340,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    10s, 2009                                                                               303,875
            140,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 7/8s, 2009                                                                            126,350
            250,000 Waste Management, Inc. company guaranty 6 7/8s, 2009                                    227,645
                                                                                                      -------------
                                                                                                            657,870

Water Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Azurix Corp. 144A notes 10 3/8s, 2007                                                    54,250
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $42,668,603)                                $  36,358,241


CONVERTIBLE PREFERRED STOCKS (16.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Automotive (0.6%)
-------------------------------------------------------------------------------------------------------------------
             35,000 Federal-Mogul Financial Trust 3.50 cv. cum. pfd.                                  $     700,000

Banking (0.7%)
-------------------------------------------------------------------------------------------------------------------
             15,000 Sovereign Bancorp, Inc. 3.75 cv. pfd.                                                   770,625

Broadcasting (1.5%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Sinclair Broadcast Group, Inc. 3.00 cv. pfd.                                          1,693,750

Electric Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
             16,000 CMS Energy Corp. 8.75% cv. cum. pfd.                                                    522,000

Electronics (0.5%)
-------------------------------------------------------------------------------------------------------------------
                220 Interact Systems, Inc. 14.00% cv. pfd                                                       220
             10,000 Pioneer Standard Electronics, Inc. 144A 3.375 cv. pfd.                                  500,000
                 13 World Access, Inc. 144A Ser. D, zero% cv. pfd.                                           12,090
                                                                                                      -------------
                                                                                                            512,310

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
             15,000 Evi, Inc. 2.50 cum. cv. pfd.                                                            735,000

Energy (Oil Field) (--%)
-------------------------------------------------------------------------------------------------------------------
                600 XCL, Ltd. 144A 9.50% cv. pfd. (PIK)                                                         300
                115 XCL, Ltd. 144A Ser. A, 9.50 cv. cum. pfd.                                                    58
                                                                                                      -------------
                                                                                                                358

Engineering & Construction (0.9%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Txi Capital Trust I 2.75 cv. pfd.                                                       945,000

Food (0.5%)
-------------------------------------------------------------------------------------------------------------------
             15,807 Suiza Capital Trust II 2.75 cv. pfd.                                                    608,570

Health Care Services (1.5%)
-------------------------------------------------------------------------------------------------------------------
             24,000 Caremark RX Capital Trust I 144A 3.50 cv. pfd.                                        1,707,000

Household Furniture and Appliances (1.0%)
-------------------------------------------------------------------------------------------------------------------
             27,658 Newell Financial Trust I 2.625 cv. cum. pfd.                                          1,057,919

Insurance (0.9%)
-------------------------------------------------------------------------------------------------------------------
             91,181 Conseco Financing Trust IV. 3.50 cv. cum. pfd.                                        1,002,991

Medical Technology (1.7%)
-------------------------------------------------------------------------------------------------------------------
             45,000 Owens & Minor Trust I 144A Ser. A, 2.688 cv. cum. pfd.                                1,890,000

Metals (1.5%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Freeport-McMoRan Copper & Gold Co., Inc. 1.75 cv. pfd.                                  795,000
             28,000 USX Capital Trust I 3.375 cum. cv. pfd.                                                 878,500
                                                                                                      -------------
                                                                                                          1,673,500

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
             34,640 Semco Energy, Inc. 11.00% cv. cum. pfd.                                                 387,535

Oil & Gas (0.5%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Tosco Financing Trust 2.875 cv. pfd.                                                    502,500

Paper & Forest Products (0.7%)
-------------------------------------------------------------------------------------------------------------------
             39,349 Owens-Illinois, Inc. 2.375 cv.pfd.                                                      826,329

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------------
             22,411 Tribune Co. 1.75 cv. pfd.                                                               282,939

Real Estate (0.4%)
-------------------------------------------------------------------------------------------------------------------
             17,500 Equity Residential Properties Trust Ser. E, 1.75 cv. pfd.                               465,938

Retail (0.8%)
-------------------------------------------------------------------------------------------------------------------
             25,000 K mart Financing I 3.875 cum. cv. pfd.                                                  878,125

Technology Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
              1,700 PSINet, Inc. 144A 3.50 cv. pfd.                                                          45,050
             60,000 Vanstar Financial Trust Corp. 3.375 cv. pfd. (In default) (NON)                          60,000
                                                                                                      -------------
                                                                                                            105,050

Textiles (0.4%)
-------------------------------------------------------------------------------------------------------------------
             26,000 Designer Finance 3.00 cv. cum. pfd.                                                     442,000
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $21,210,817)                             $  17,709,439


PREFERRED STOCKS (1.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              3,119 AmeriKing, Inc. 3.25 cum. pfd. (PIK)                                              $      18,714
              3,115 Chevy Chase Preferred Corporation Ser. A, 5.19 pfd.                                     146,405
              1,024 Citadel Broadcasting Co. Ser. B, 13.25 cum. pfd. (PIK)                                  110,628
             50,000 CSBI Capital Trust I 144A company guaranty                                               53,500
              1,371 CSC Holdings, Inc. Ser. M, 11.13 cum. pfd. (PIK)                                        145,326
                117 Dobson Communications 12.25% pfd. (PIK)                                                 112,203
              4,700 Fitzgeralds Gaming Corp. zero % cum. pfd.                                                    47
                110 Fresenius Medical Capital Trust I Ser. D, 9.00%
                    company guaranty, pfd. (Germany)                                                        108,900
                100 Fresenius Medical Capital Trust II 7.875
                    company guaranty, pfd. (Germany)                                                         93,500
                  1 Intermedia Communications Ser. B, 13.50% pfd. (PIK)                                         650
                102 Nextel Communications, Inc. 13.00% cum. pfd. (PIK)                                      108,120
                139 NEXTLINK Communications, Inc. 14.00 cum. pfd. (PIK)                                       6,394
                 76 NEXTLINK Communications, Inc. Ser. B, 13.50% pfd. (PIK)                                  65,740
                 17 Paxson Communications Corp. 144A 13.25% cum. pfd. (PIK)                                 166,600
                 94 R& B Falcon Corp. 13.875% cum. pfd. (PIK)                                               116,288
                138 Rural Cellular Corp. 12.25% pfd. (PIK)                                                  120,147
                                                                                                      -------------
                    Total Preferred Stocks (cost $1,560,235)                                          $   1,373,162


UNITS (0.5%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            135,000 App China Group, Ltd. units 14s, 2010                                             $      78,300
            250,000 Australis Media, Ltd. units stepped-coupon zero %
                    (15 3/4s, 10/13/00), 2003 (In default) (NON) (STP)                                           23
            220,000 CFW Communications Co. 144A units 13s, 2010                                             215,600
             60,000 Huntsman Packaging Corp. units 13s, 2010                                                 54,000
            140,000 Ipcs, Inc. units stepped-coupon zero % (14s 7/15/05), 2010 (STP)                         79,800
            120,000 Maxcom Telecomunicacione units 13 3/4s, 2007                                             73,800
            210,000 XCL Ltd. units 13 1/2s, 2004 (In default) (NON)                                          37,800
                                                                                                      -------------
                    Total Units (cost $1,051,907)                                                     $     539,323


COMMON STOCKS (0.4%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 50 AmeriKing, Inc.                                                                   $         500
             25,470 Celcaribe S.A.                                                                            3,184
              9,047 Fitzgeralds Gaming Corp.                                                                     90
              1,885 IFINT Diversified Holdings 144A                                                           3,770
                378 Intermedia Communications, Inc.                                                           7,844
              1,092 MGC Communications, Inc.                                                                 20,134
                 73 Mothers Work, Inc.                                                                          671
                 55 Paging Do Brazil Holdings Co., LLC 144A
                    Class B (Brazil)                                                                              1
                144 Premium Holdings (L.P.) 144A                                                              1,436
                334 PSF Holdings LLC Class A                                                                334,000
                 79 RCN Corp.                                                                                     1
              2,200 Spanish Broadcasting System, Inc.                                                        22,138
              3,750 Specialty Foods Acquisition Corp.                                                            38
                                                                                                      -------------
                    Total Common Stocks (cost $1,157,164)                                             $     393,807


WARRANTS (0.2%) (a) (NON)                                                               EXPIRATION
NUMBER OF WARRANTS                                                                      DATE                  VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           10/28/09    $           1
                 80 Bestel S.A. de C.V. (Mexico)                                          5/15/05             9,600
                 80 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08             8,000
                112 Carrier1 Intl. SA                                                     2/19/09            30,240
                721 CellNet Data Systems, Inc.                                            10/1/07                 1
                500 Comunicacion Cellular 144A (Colombia)                                 11/15/03            1,000
                140 Dayton Superior Corp.                                                 6/15/09             2,800
                210 Decrane Aircraft Holdings                                             9/30/08                 2
                195 Diva Systems Corp.                                                    5/15/06           117,000
                753 Diva Systems Corp.                                                    3/1/08             10,537
                 80 Epic Resorts                                                          6/15/05                 1
                420 Firstworld Communication Corp.                                        4/15/08             8,400
              1,617 ICG Communications                                                    10/15/05            1,617
                 90 Insilco Corp. 144A                                                    8/15/07                 1
                220 Interact Systems, Inc.                                                8/1/03                  2
                220 Interact Systems, Inc. 144A                                           12/15/09                2
                105 International Wireless Communications
                    Holdings 144A                                                         8/15/01                 1
                175 Iridium World Com 144A                                                7/15/05                 1
                210 KMC Telecommunications Holdings, Inc.                                 4/15/08               630
                245 Knology Holdings                                                      10/22/07            1,470
                 50 Leap Wireless International 144A                                      4/15/10               125
                160 McCaw International, Ltd.                                             4/15/07               640
                 90 Mediq, Inc. 144A                                                      6/1/09                  1
                670 Motient Corp. 144A                                                    4/1/08             23,450
                 45 Onepoint Communications, Inc.                                         6/1/08              4,050
                100 Orbital Imaging Corp. 144A                                            3/1/05                500
                 90 Raintree Resort 144A                                                  12/1/04                 1
                350 Signature Brands, Ltd.                                                8/15/02                 4
                 90 Startec Global Communications Corp.                                   5/15/08                90
                 75 Sterling Chemicals Holdings                                           8/15/08               675
                 55 Telehub Communications Corp.                                          7/31/05                28
                220 Ubiquitel, Inc. 144A                                                  4/15/10            15,400
                520 UIH Australia/Pacific, Inc. 144A                                      5/15/06            15,600
                 10 Versatel Telecom N.V.                                                 5/15/08             3,200
             20,520 Wright Medical Technology, Inc. 144A                                  6/30/03                 1
                                                                                                      -------------
                    Total Warrants (cost $151,429)                                                    $     255,071


SHORT-TERM INVESTMENTS (3.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $       50,000 U.S. Treasury Bill effective yield of zero %,
                    September 21, 2000 (SEG)                                                          $      49,825
          4,254,000 Interest in $470,000,000 joint repurchase agreement dated August 31, 2000 with Morgan (J.P.) & Co., Inc.
                    due September 1, 2000 with respect to various U.S.
                    Treasury obligations -- maturity value of $4,254,786
                    for an effective yield of 6.65%                                                       4,254,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $4,303,825)                                    $   4,303,825
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $123,474,334) (b)                                         $ 110,192,828
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $110,839,013.

  (b) The aggregate identified cost on a tax basis is $123,558,897, resulting in gross unrealized appreciation and depreciation of $6,683,935 and $20,050,004, respectively, or net unrealized depreciation of $13,366,069.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at August 31, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at August 31, 2000, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Futures Contracts Outstanding at August 31, 2000

                                       Aggregate Face  Expiration  Unrealized
                        Total Value        Value         Date     Appreciation
------------------------------------------------------------------------------
S & P 500 Index
(Long)                    $760,600        $741,664      Sep-00       $18,936
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $123,474,334) (Note 1)                                        $110,192,828
-------------------------------------------------------------------------------------------
Cash                                                                                 15,012
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,973,801
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      374,495
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                       8,800
-------------------------------------------------------------------------------------------
Total assets                                                                    112,564,936

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               967,129
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    434,643
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        211,632
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           29,995
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       17,172
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,012
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               64,340
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,725,923
-------------------------------------------------------------------------------------------
Net assets                                                                     $110,839,013

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                       $128,408,720
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        222,131
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (4,529,268)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (13,262,570)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $110,839,013

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($110,839,013 divided by 13,694,062 shares)                 $8.09
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Interest income                                                                  $9,691,046
-------------------------------------------------------------------------------------------
Dividends                                                                         1,657,130
-------------------------------------------------------------------------------------------
Total investment income                                                          11,348,176

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    839,677
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      189,095
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    14,630
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,250
-------------------------------------------------------------------------------------------
Auditing                                                                             93,495
-------------------------------------------------------------------------------------------
Other                                                                               102,065
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,245,212
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (5,506)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,239,706
-------------------------------------------------------------------------------------------
Net investment income                                                            10,108,470
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  2,218,340
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (25,068)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                                (3,753,700)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (1,560,428)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $8,548,042
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended August 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 10,108,470    $  11,187,772
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 2,193,272       (6,660,169)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (3,753,700)       2,151,231
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    8,548,042        6,678,834
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income                                          (11,655,991)     (11,015,483)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments                                        --       (2,461,525)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions                                  371,418        1,180,572
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (2,736,531)      (5,617,602)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     113,575,544      119,193,146
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $222,131 and $1,736,704, respectively)                     $110,839,013     $113,575,544
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                13,648,608       13,515,511
--------------------------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                                              45,454          133,097
--------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                      13,694,062       13,648,608
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.32        $8.82       $10.35        $9.48        $9.49
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .74          .82          .90          .86          .88
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.12)        (.33)       (1.20)         .92         (.04)
------------------------------------------------------------------------------------------------
Total from
investment operations                    .62          .49         (.30)        1.78          .84
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.85)        (.81)        (.85)        (.85)        (.85)
------------------------------------------------------------------------------------------------
From net realized
gains on investments                      --         (.18)        (.38)        (.06)          --
------------------------------------------------------------------------------------------------
Total distributions                     (.85)        (.99)       (1.23)        (.91)        (.85)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.09        $8.32        $8.82       $10.35        $9.48
------------------------------------------------------------------------------------------------
Market price,
end of period                         $7.938       $8.813       $8.937      $10.562      $10.125
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
market price (%)(a)                      .78        10.29        (4.74)       14.29        10.63
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $110,839     $113,576     $119,193     $138,400     $125,864
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.11         1.11         1.13         1.03         1.06
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               9.03         9.72         9.01         8.80         9.19
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 26.31        78.62        59.13        58.88        56.82
------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.



NOTES TO FINANCIAL STATEMENTS
August 31, 2000

Note 1
Significant accounting policies

Putnam High Income Convertible and Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's primary investment objective is high current income; its secondary objective is capital appreciation. The fund invests in high-yielding convertible securities. The fund seeks to augment current income by investing in non-convertible securities, lower-rated, or non-rated debt securities, which are believed not to involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

Any premium resulting from the purchase of stepped-coupon in excess of market value is amortized on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At August 31, 2000, the fund had a capital loss carryover of approximately $4,426,000 available to offset future net capital gain, if any, which will expire on August 31, 2007.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, interest on payment-in-kind securities and book accretion/amortization adjustment. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2000, the fund reclassified $32,948 to increase undistributed net investment income and $121,046 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $88,098. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 2000, fund expenses were reduced by $5,506 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $622 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended August 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $28,513,587 and $32,569,276, respectively. There were no purchases and sales of U.S. government obligations.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 13.19% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


RESULTS OF JUNE 1, 2000 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on June 1, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                      Votes
                                   Votes for         withheld

Jameson Adkins Baxter              11,691,188        245,110
Hans H. Estin                      11,673,748        262,550
John A. Hill                       11,698,553        237,745
Ronald J. Jackson                  11,694,819        241,478
Paul L. Joskow                     11,689,608        246,690
Elizabeth T. Kennan                11,688,535        247,763
Lawrence J. Lasser                 11,691,456        244,842
John H. Mullin III                 11,694,208        242,842
Robert E. Patterson                11,694,338        241,960
George Putnam, III                 11,693,918        242,380
A.J.C. Smith                       11,686,238        250,060
W. Thomas Stephens                 11,691,816        244,482
W. Nicholas Thorndike              11,683,301        252,997

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

11,764,260 votes for, and 84,724 votes against, with 87,314 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


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learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

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The site can be accessed through any of the major online services
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New features will be added to the site regularly. So be sure to bookmark us at
http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

Charles Pohl
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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